EXHIBIT 99.1

CIRCOR Reports Third-Quarter 2014 Financial Results

Burlington, MA - October 31, 2014 - CIRCOR International, Inc. (NYSE: CIR), a leading provider of valves and other highly engineered products for markets including oil & gas, power generation and aerospace & defense, today announced financial results for the third quarter ended September 28, 2014.

Third-Quarter 2014 Highlights

•	Orders increased 9%

•	Adjusted operating margin expanded 30 basis points to 11.4%

•	Adjusted EPS at $0.95

•	Year-to-date free cash flow was $35.7 million

“CIRCOR’s third-quarter results demonstrate the continued execution of our strategy,” said Scott Buckhout, CIRCOR President and Chief Executive Officer. “Revenues were $204 million and margins expanded to 11.4%, 30 bps over a strong quarter last year. Our ongoing restructuring actions and productivity initiatives are on track and are having a measurable impact on our bottom-line performance.”

“Orders in our Energy business were up 18% during the third quarter and we expect the momentum to continue into the fourth quarter,” said Buckhout. “Quoting activity remains solid in the upstream Oil & Gas and power markets. Within Aerospace & Defense, orders were impacted by the exit of certain landing gear product lines. Overall backlog increased 5% sequentially to $432 million.”

“Going forward, we remain focused on growth, margin expansion and strong free cash flow,” concluded Buckhout.

Fourth-Quarter 2014 Guidance

For the fourth quarter of 2014, the Company expects:

•	Revenues in the range of $210 million to $225 million;

•	Adjusted earnings per share, excluding restructuring and special charges, in the range of $1.02 to $1.12; and,

•	Restructuring and special related charges of approximately $3.0 million to $3.3 million.

Selected Consolidated Results

Segment Results

1. Consolidated and Segment Results exclude special and restructuring charges/(recoveries), $0.5 million and ($0.2) million related to restructuring actions during Q3 2014 and Q3 2013, respectively, as well as $2.9 million in inventory charges related to the exit of certain landing gear product lines recorded during Q3 2014. Refer to reconciliation to commonly used US GAAP terms.
2. Consolidated and Aerospace & Defense Segment Backlog reflects a Q2 2014 reduction of $28.6 million associated with the exit of certain landing gear product lines.

Conference Call Information

CIRCOR International will hold a conference call to review its financial results today, October 31, 2014, at 10:00 a.m. ET. To listen to the conference call and view the accompanying presentation slides, visit “Webcasts & Presentations” in the “Investors” section of the CIRCOR website. The live call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived for one year on the Company’s website.

Use of Non-GAAP Financial Measures

Adjusted net income, adjusted earnings per diluted share, adjusted operating income, adjusted operating margin, and free cash flow are non-GAAP financial measures and are intended to serve as a complement to results provided in accordance with accounting principles generally accepted in the United States. CIRCOR believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in this news release.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR’s future performance, including fourth-quarter revenue and earnings guidance and estimated total annualized pre-tax savings from restructuring actions. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.

CIRCOR International, Inc. designs, manufactures and markets highly engineered products and sub-systems for markets including oil & gas, power generation and aerospace & defense. With more than 7,000 customers in over 100 countries, CIRCOR has a diversified product portfolio with recognized, market-leading brands that fulfill its customers’ unique application needs. The Company’s strategy is to grow organically and through complementary acquisitions; simplify CIRCOR’s operations; achieve world class operational excellence; and attract and retain top industry talent. For more information, visit the Company’s investor relations website at http://investors.circor.com.

Contact:

Rajeev Bhalla
Executive Vice President & Chief Financial Officer
CIRCOR International
(781) 270-1200

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENT OF INCOME (in thousands, except share data) UNAUDITED

	Three Months Ended		Nine Months Ended
	September 28, 2014	September 29, 2013	September 28, 2014	September 29, 2013
Net revenues	$203,818	$214,731	$622,888	$643,773
Cost of revenues	141,601	144,593	436,333	443,679
GROSS PROFIT	62,217	70,138	186,555	200,094
Selling, general and administrative expenses	41,873	46,392	129,370	139,561
Special charges (recoveries), net	478	(190)	578	3,441
OPERATING INCOME	19,866	23,936	56,607	57,092
Other (income) expense:
Interest expense, net	436	745	2,245	2,370
Other expense (income), net	419	568	(434)	1,807
TOTAL OTHER EXPENSE, NET	855	1,313	1,811	4,177
INCOME BEFORE INCOME TAXES	19,012	22,623	54,796	52,915
Provision for income taxes	4,337	4,903	13,565	14,619
NET INCOME	$14,675	$17,720	$41,231	$38,296
Earnings per common share:
Basic	$0.83	$1.01	$2.34	$2.18
Diluted	$0.83	$1.00	$2.32	$2.18
Weighted average number of common shares outstanding:
Basic	17,675	17,582	17,654	17,553
Diluted	17,779	17,667	17,763	17,602
Dividends paid per common share	$0.0375	$0.0375	$0.1125	$0.1125

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) (UNAUDITED)

	Nine Months Ended
	September 28, 2014	September 29, 2013
OPERATING ACTIVITIES
Net income	$41,231	$38,296
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	12,163	11,943
Amortization	2,367	2,273
Compensation expense of share-based plans	5,956	3,343
Tax effect of share-based plan compensation	(744)	(536)
Gain on property, plant and equipment	(133)	(70)
Return of acquisition proceeds	—	(3,400)
Changes in operating assets and liabilities:
Trade accounts receivable, net	(30,942)	493
Inventories, net	(159)	(33)
Prepaid expenses and other assets	(121)	193
Accounts payable, accrued expenses and other liabilities	14,953	1,259
Net cash provided by operating activities	44,571	53,761
INVESTING ACTIVITIES
Additions to property, plant and equipment	(8,900)	(13,579)
Proceeds from the sale of property, plant and equipment	761	348
Proceeds from sale of affiliates	177	—
Business acquisitions, return of purchase price	—	3,400
Net cash used in investing activities	(7,962)	(9,831)
FINANCING ACTIVITIES
Proceeds from long-term debt	109,104	104,626
Payments of long-term debt	(125,140)	(124,351)
Debt issuance costs	(920)	—
Dividends paid	(2,011)	(2,011)
Proceeds from the exercise of stock options	420	1,843
Tax effect of share-based compensation	744	536
Net cash used in financing activities	(17,803)	(19,357)
Effect of exchange rate changes on cash and cash equivalents	(6,404)	(27)
INCREASE IN CASH AND CASH EQUIVALENTS	12,400	24,547
Cash and cash equivalents at beginning of year	102,180	61,738
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$114,580	$86,285
Cash paid during the year for:
Income taxes	$12,760	$5,463
Interest	$1,923	$1,910

CIRCOR INTERNATIONAL, INC. CONSOLIDATED BALANCE SHEETS (in thousands)

	September 28, 2014	December 31, 2013
ASSETS	(unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$114,580	$102,180
Short-term investments	91	95
Trade accounts receivable, less allowance for doubtful accounts of $2,852 and $2,449, respectively	170,777	144,742
Inventories, net	195,522	199,404
Prepaid expenses and other current assets	19,510	19,815
Deferred income tax asset	19,992	17,686
Total Current Assets	520,472	483,922
PROPERTY, PLANT AND EQUIPMENT, NET	101,786	107,724
OTHER ASSETS:
Goodwill	75,245	75,876
Intangibles, net	32,622	35,656
Deferred income tax asset	15,271	18,579
Other assets	5,098	4,893
TOTAL ASSETS	$750,494	$726,650
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$86,780	$70,589
Accrued expenses and other current liabilities	59,677	57,507
Accrued compensation and benefits	26,860	31,289
Income taxes payable	4,629	3,965
Notes payable and current portion of long-term debt	7,439	7,203
Total Current Liabilities	185,385	170,553
LONG-TERM DEBT, NET OF CURRENT PORTION	26,403	42,435
DEFERRED INCOME TAXES	8,721	9,666
OTHER NON-CURRENT LIABILITIES	21,950	27,109
SHAREHOLDERS’ EQUITY:
Common stock	170	176
Additional paid-in capital	276,374	269,884
Retained earnings	241,871	202,930
Accumulated other comprehensive (loss) gain, net of taxes	(10,380)	3,897
Total Shareholders’ Equity	508,035	476,887
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$750,494	$726,650

CIRCOR INTERNATIONAL, INC. SUMMARY OF ORDERS AND BACKLOG (in millions) UNAUDITED

	Three Months Ended		Nine Months Ended
	September 28, 2014	September 29, 2013	September 28, 2014	September 29, 2013
ORDERS (1)
Energy	$197.7	$167.0	$517.6	$504.3
Aerospace & Defense	44.6	56.3	128.3	145.9
Total orders	$242.3	$223.3	$645.9	$650.2

BACKLOG (2)	September 28, 2014	September 29, 2013
Energy	$304.5	$265.0
Aerospace & Defense (3)	127.2	181.9
Total backlog	$431.8	$446.9

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer order backlog amounts denominated in foreign currencies.
Note 2: Backlog includes unshipped customer orders.
Note 3: Aerospace & Defense backlog reflects a reduction of $28.6 million associated with the exit of certain landing gear product lines recorded in the second quarter of 2014.

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except earnings per share) UNAUDITED

	2013					2014
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
NET REVENUES
Energy	$157,104	$173,557	$167,660	$162,649	$660,970	$162,587	$160,580	$157,658	$480,825
Aerospace & Defense	48,294	50,087	47,071	51,386	196,838	48,599	47,304	46,160	142,063
Total	$205,398	$223,644	$214,731	$214,035	$857,808	$211,186	$207,884	$203,818	$622,888
ADJUSTED OPERATING MARGIN
Energy	10.8%	13.3%	15.2%	17.1%	14.1%	13.8%	14.6%	16.9%	15.1%
Aerospace & Defense	5.9%	11.4%	12.1%	8.4%	9.5%	9.1%	7.1%	5.0%	7.1%
Segment operating margin	9.6%	12.9%	14.5%	15.0%	13.0%	12.7%	12.9%	14.2%	13.3%
Corporate expenses	(2.6)%	(2.9)%	(3.4)%	(3.5)%	(3.1)%	(3.4)%	(2.2)%	(2.8)%	(2.8)%
Adjusted operating margin	7.1%	10.0%	11.1%	11.6%	9.9%	9.4%	10.7%	11.4%	10.5%
Restructuring inventory charges	0.1%	(0.1)%	—%	0.3%	0.1%	—%	2.5%	1.4%	1.3%
Impairment charges	—%	—%	—%	3.2%	0.8%	—%	—%	—%	—%
Special (recoveries)	—%	—%	(1.5)%	—%	(0.4)%	(1.1)%	—%	—%	(0.4)%
Special charges	0.7%	1.0%	1.4%	2.4%	1.4%	0.5%	0.6%	0.2%	0.5%
Total GAAP operating margin	6.3%	9.1%	11.1%	5.6%	8.1%	9.9%	7.6%	9.7%	9.1%

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except earnings per share) UNAUDITED

	2013					2014
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
ADJUSTED OPERATING INCOME
Energy	$16,940	$23,114	$25,441	$27,809	$93,304	$22,462	$23,502	$26,577	$72,541
Aerospace & Defense	2,864	5,724	5,705	4,342	18,635	4,426	3,362	2,295	10,083
Segment operating income	19,804	28,838	31,146	32,151	111,939	26,888	26,864	28,872	82,624
Corporate expenses	(5,277)	(6,570)	(7,400)	(7,400)	(26,646)	(7,137)	(4,634)	(5,678)	(17,449)
Adjusted operating income	14,528	22,268	23,746	24,751	85,293	19,750	22,231	23,194	65,175
Restructuring inventory charges	250	(242)	—	638	646	—	5,139	2,850	7,989
Impairment charges	—	—	—	6,872	6,872	—	—	—	—
Special (recoveries)	—	—	(3,151)	—	(3,151)	(2,243)	—	—	(2,243)
Special charges	1,378	2,254	2,961	5,160	11,752	1,086	1,257	478	2,821
Total GAAP operating income	12,900	20,256	23,936	12,081	69,174	20,907	15,834	19,866	56,607
INTEREST EXPENSE, NET	(787)	(838)	(745)	(792)	(3,162)	(918)	(891)	(436)	(2,245)
OTHER (EXPENSE) INCOME, NET	(612)	(626)	(568)	(167)	(1,974)	468	384	(419)	434
PRETAX INCOME	11,501	18,792	22,623	11,122	64,038	20,457	15,328	19,012	54,796
PROVISION FOR INCOME TAXES	(3,592)	(6,124)	(4,903)	(2,297)	(16,916)	(5,825)	(3,402)	(4,337)	(13,565)
EFFECTIVE TAX RATE	31.2%	32.6%	21.7%	20.7%	26.4%	28.5%	22.2%	22.8%	24.8%
NET INCOME	$7,908	$12,668	$17,720	$8,825	$47,121	$14,632	$11,926	$14,675	$41,231
Weighted Average Common Shares Outstanding (Diluted)	17,529	17,607	17,667	17,710	17,629	17,741	17,767	17,779	17,763
EARNINGS PER COMMON SHARE (Diluted)	$0.45	$0.72	$1.00	$0.50	$2.67	$0.82	$0.67	$0.83	$2.32
ADJUSTED EBITDA	$18,682	$26,419	$27,850	$29,441	$102,392	$25,073	$27,536	$27,530	$80,137
ADJUSTED EBITDA AS A % OF SALES	9.1%	11.8%	13.0%	13.8%	11.9%	11.9%	13.2%	13.5%	12.9%
CAPITAL EXPENDITURES	$4,707	$4,100	$4,772	$3,749	$17,328	$2,670	$2,933	$3,297	$8,900

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except earnings per share) UNAUDITED

	2013					2014
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
FREE CASH FLOW AS % OF NET INCOME	14%	75%	167%	167%	116%	98%	62%	95%	87%
FREE CASH FLOW	$1,100	$9,525	$29,557	$14,696	$54,878	$14,387	$7,365	$13,919	$35,671
ADD:
Capital Expenditures	4,707	4,100	4,772	3,749	17,328	2,670	2,933	3,297	8,900
NET CASH PROVIDED BY OPERATING ACTIVITIES	$5,807	$13,625	$34,329	$18,445	$72,206	$17,057	$10,298	$17,216	$44,571
NET DEBT (CASH)	$8,814	$(1,376)	$(36,466)	$(52,637)	$(52,637)	$(66,056)	$(72,982)	$(80,829)	$(80,829)
ADD:
Cash & Cash Equivalents	57,633	60,831	86,285	102,180	102,180	122,097	116,326	114,580	114,580
Investments	99	96	98	95	95	92	95	91	91
TOTAL DEBT	$66,546	$59,551	$49,917	$49,638	$49,638	$56,133	$43,439	$33,842	$33,842
DEBT AS % OF EQUITY	16%	14%	11%	10%	10%	11%	9%	7%	7%
TOTAL DEBT	66,546	59,551	49,917	49,638	49,638	56,133	43,439	33,842	33,842
TOTAL SHAREHOLDERS' EQUITY	418,819	432,151	459,058	476,887	476,887	492,601	507,363	508,035	508,035

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except earnings per share) UNAUDITED

	2013					2014
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
ADJUSTED OPERATING INCOME	$14,528	$22,268	$23,746	$24,751	$85,293	$19,750	$22,230	$23,194	$65,175
LESS:
Inventory restructuring charges	250	(242)	—	638	646	—	5,139	2,850	7,989
Impairment charges	—	—	—	6,872	6,872	—	—	—	—
Special (recoveries)	—	—	(3,151)	—	(3,151)	(2,243)	—	—	(2,243)
Special charges	1,378	2,254	2,961	5,160	11,753	1,086	1,257	478	2,821
OPERATING INCOME	$12,900	$20,256	$23,936	$12,081	$69,173	$20,907	$15,834	$19,866	$56,607
ADJUSTED NET INCOME	$9,043	$14,044	$16,439	$16,773	$56,299	$13,916	$16,090	$16,827	$46,831
LESS:
Inventory restructuring charges, net of tax	174	(165)	—	396	405	—	3,316	1,857	5,173
Impairment charges, net of tax	—	—	—	4,261	4,261	—	—	—	—
Special (recoveries), net of tax	—	—	(3,151)	—	(3,151)	(1,391)	—	—	(1,391)
Special charges, net of tax	961	1,541	1,870	3,291	7,663	675	848	295	1,818
NET INCOME	$7,908	$12,668	$17,720	$8,825	$47,121	$14,632	$11,926	$14,675	$41,231
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.52	$0.81	$0.93	$0.95	$3.21	$0.78	$0.91	$0.95	$2.64
LESS:
Inventory restructuring charges, net of tax	0.01	(0.01)	—	0.02	0.02	—	0.19	0.10	0.29
Impairment charges, net of tax	—	—	—	0.24	0.24	—	—	—	—
Special (recoveries), net of tax	—	—	(0.18)	—	(0.18)	(0.08)	—	—	(0.08)
Special charges, net of tax	0.06	0.10	0.11	0.19	0.46	0.04	0.05	0.02	0.11
EARNINGS PER COMMON SHARE (Diluted)	$0.45	$0.72	$1.00	$0.50	$2.67	$0.82	$0.67	$0.83	$2.32

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except earnings per share) UNAUDITED

	2013					2014
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
EBITDA	$17,054	$24,407	$23,368	$11,914	$86,272	$26,230	$21,140	$24,202	$71,570
LESS:
Interest expense, net	(787)	(838)	(745)	(792)	(3,162)	(918)	(891)	(436)	(2,245)
Depreciation	(4,009)	(4,026)	(3,908)	(4,091)	(16,034)	(4,069)	(4,116)	(3,978)	(12,163)
Amortization	(758)	(751)	(764)	(766)	(3,039)	(786)	(805)	(776)	(2,367)
Provision for income taxes	(3,592)	(6,124)	(4,903)	(2,297)	(16,916)	(5,825)	(3,402)	(4,337)	(13,564)
NET INCOME	$7,908	$12,668	$17,720	$8,825	$47,121	$14,632	$11,926	$14,675	$41,231
ADJUSTED EBITDA	$18,682	$26,419	$27,850	$29,441	$102,392	$25,073	$27,536	$27,530	$80,137
Inventory restructuring charges	(250)	242	—	(638)	(646)	—	(5,139)	(2,850)	(7,989)
Impairment charges	—	—	—	(6,872)	(6,872)	—	—	—	—
Special (recoveries)	—	—	3,151	—	3,151	2,243	—	—	2,243
Special charges	(1,378)	(2,254)	(2,961)	(5,160)	(11,753)	(1,086)	(1,257)	(478)	(2,821)
Interest expense, net	(787)	(838)	(745)	(792)	(3,162)	(918)	(891)	(436)	(2,245)
Depreciation	(4,009)	(4,026)	(3,908)	(4,091)	(16,034)	(4,069)	(4,116)	(3,978)	(12,163)
Amortization	(758)	(751)	(764)	(766)	(3,039)	(786)	(805)	(776)	(2,367)
Provision for income taxes	(3,592)	(6,124)	(4,903)	(2,297)	(16,916)	(5,825)	(3,402)	(4,337)	(13,564)
NET INCOME	$7,908	$12,668	$17,720	$8,825	$47,121	$14,632	$11,926	$14,675	$41,231

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF FUTURE PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS UNAUDITED

		4th Quarter 2014
		Low	High
REVENUE (in millions)		$210	$225

EXPECTED ADJUSTED EARNINGS PER SHARE (DILUTED)		$1.02	$1.12
LESS:
Impairment charges, net of tax	}	$0.12	$0.11
Restructuring related charges, net of tax
Special charges, net of tax
EXPECTED EARNINGS PER COMMON SHARE (Diluted)		$0.90	$1.01

Note: Assumes 26% to 27% tax rate and exchange rates at present values.